Acquisitions	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Acquisitions
Acquisitions
On May 1, 2012, the Company completed the Merger of Mead C&OP with a wholly-owned subsidiary of the Company. Mead C&OP is a leading manufacturer and marketer of school supplies, office products, and planning and organizing tools - including the Mead®, Five Star®, Trapper Keeper®, AT-A-GLANCE®, Cambridge®, Day Runner®, Hilroy, Tilibra and Grafons brands in the U.S., Canada and Brazil.
In the Merger, MeadWestvaco Corporation (“MWV”) shareholders received 57.1 million shares of the Company's common stock, or 50.5% of the combined company, valued at $602.3 million on the date of the Merger. After the transaction was completed we had 113.1 million common shares outstanding.
Under the terms of the Merger agreement, MWV established a new subsidiary (“Monaco SpinCo Inc.”) to which it conveyed Mead C&OP in return for a $460.0 million payment. The shares of Monaco SpinCo Inc. were then distributed to MWV's shareholders as a dividend. Immediately after the spin-off and distribution, a newly formed subsidiary of the Company merged with and into Monaco SpinCo Inc. and MWV shareholders effectively received in the stock dividend and subsequent conversion approximately one share of ACCO Brands common stock for every three shares of MWV they held. Fractional shares were paid in cash. The subsidiary company subsequently merged with Mead Products LLC (“Mead Products”), the surviving corporate entity, which is a wholly-owned subsidiary of ACCO Brands Corporation.
For accounting purposes, the Company is the acquiring enterprise. Accounting Standards Codification (“ASC”) Topic 805 “Business Combinations” requires the use of the purchase method of accounting for business combinations. In applying the purchase method, it is necessary to identify both the accounting acquiree and the accounting acquiror. In a business combination effected through an exchange of equity interests, such as the Merger, the entity that issues the shares (ACCO in this case) is generally the acquiring entity. In identifying the acquiring entity in a combination effected through an exchange of equity interests, however, all pertinent facts and circumstances must be considered, including the following:

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The relative voting interests in the combined entity after the combination. In this case stockholders of MWV, the sole stockholder of Monaco SpinCo Inc., received 50.5% of the equity ownership and associated voting rights in ACCO.

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The composition of the governing body of the combined entity . In this case the composition of the Board of Directors of ACCO is composed of the members of the Board of Directors of ACCO and two members, who were selected by MWV and approved by the ACCO Board of Directors.

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The composition of the senior management of the combined entity. In this case, the senior management of ACCO is composed of the members of senior management of ACCO immediately prior to consummation of the Merger, along with an executive of MEAD C&OP.

ACCO’s management determined that ACCO is the accounting acquiror in this combination based on the facts and circumstances outlined above. Accordingly, the results of Mead C&OP are included in the Company's consolidated financial statements from the date of the Merger, May 1, 2012.
The purchase price, net of working capital adjustments and cash acquired, was $999.8 million. The consideration given included 57.1 million shares of ACCO Brands common stock, which were issued to MWV shareholders with a fair value of $602.3 million and a $460.0 million dividend paid to MWV. The calculation of consideration given for Mead C&OP was finalized during the fourth quarter of 2012 and is described in the following table.

(in millions, except per share price)	At May 1, 2012
Calculated consideration for Mead C&OP:
Outstanding shares of ACCO Brands common stock(1)	56.0
Multiplier needed to calculate shares to be issued(2)	1.0202020202
Number of shares issued to MWV shareholders	57.1
Closing price per share of ACCO Brands common stock(3)	$10.55
Value of common shares issued	$602.3
Plus:
Dividend paid to MWV	460.0
Less:
Working capital adjustment(4)	(30.5)
Consideration for Mead C&OP	$1,031.8

(1) Represents the number of shares of the Company's common stock as of May 1, 2012.
(2) Represents MWV shareholders' negotiated ownership percentage in ACCO Brands of 50.5% divided by the 49.5% that was owned by ACCO Brands shareholders upon completion of the Merger.
(3) Represents the closing price per share of the Company's stock as of April 30, 2012.
(4) Represents the difference between the target net working capital and the closing net working capital as of April 30, 2012.
The following table presents the preliminary allocation of the purchase price to the fair values of the assets acquired and liabilities assumed at the date of acquisition.

(in millions of dollars)	At May 1, 2012
Calculation of Goodwill:
Consideration given for Mead C&OP	$1,031.8
Cash acquired	(32.0)
Net purchase price	$999.8
Plus fair value of liabilities assumed:
Accounts payable and accrued liabilities	103.8
Current and non-current deferred tax liabilities	207.8
Other non-current liabilities	72.8
Fair value of liabilities assumed	$384.4

Less fair value of assets acquired:
Accounts receivable	73.3
Inventory	143.5
Property, plant and equipment	136.6
Identifiable intangibles	543.2
Other assets	24.2
Fair value of assets acquired	$920.8

Goodwill	$463.4

We are continuing our review of our fair value estimate of assets acquired and liabilities assumed during the measurement period, which will conclude as soon as we receive the information we are seeking about facts and circumstances that existed as of the acquisition date, or learn that more information is not available. This measurement period will not exceed one year from the acquisition date. The excess of the purchase price over the preliminary fair value of net assets acquired has been allocated to goodwill in the amount of $463.4 million.

The final determination of the fair values and resulting goodwill may differ significantly from what is reflected above. Our fair value estimate of assets acquired and liabilities assumed is pending review and completion of several elements. The primary areas that are not yet finalized relate to on-going legal disputes, income and non-income related taxes and the fair value of contingent assets or liabilities. Accordingly, there could be material adjustments to our consolidated financial statements.

In connection with our May 1, 2012 acquisition of Mead C&OP, we assumed all of the tax liabilities for the acquired foreign operations. In December of 2012, the Federal Revenue Department of the Ministry of Finance of Brazil ("FRD") issued a tax assessment against our newly acquired indirect subsidiary, Tilibra Produtos de Papelaria Ltda. ("Tilibra"), which challenged the goodwill recorded in connection with the 2004 acquisition of Tilibra. This assessment denied the deductibility of that goodwill from Tilibra's taxable income for the year 2007. The assessment seeks a payment of approximately R$26.9 million ($13.2 million based on current exchange rates) of tax, penalties and interest.

In January of 2013, Tilibra filed a protest disputing the tax assessment at the first administrative level of appeal within the FRD. We believe that we have meritorious defenses and intend to vigorously contest this matter, however, there can be no assurances that we will ultimately prevail. We are in the early stages of the process to challenge the FRD's tax assessment, and the ultimate outcome will not be determined until the Brazilian tax appeal process is complete, which is expected to take many years. In addition, Tilibra's 2008-2012 tax years remain open and subject to audit, and there can be no assurances that we will not receive additional tax assessments regarding the goodwill deducted for the Tilibra acquisition for one or more of those years, which could increase the Company's exposure to a total of approximately $44.5 million (based on current exchange rates), including interest and penalties which have accumulated to date. If the FRD's initial position is ultimately sustained, the amount assessed would adversely affect our reported cash flow in the year of settlement.

Because there is no settled legal precedent on which to base a definitive opinion as to whether we will ultimately prevail, the Company considers the outcome of this dispute to be uncertain. Since it is not more likely than not that we will prevail, in the fourth quarter of 2012, we recorded a reserve in the amount of $44.5 million in consideration of this matter, of which $43.3 million was recorded as an adjustment to the allocation of the purchase price for the fair value of non-current liabilities assumed as of the acquisition date and was recorded as an increase to goodwill. In addition, the Company will continue to accrue interest related to this matter until such time as the outcome is known or until evidence is presented that we are more likely than not to prevail. During 2012, the Company accrued $1.2 million of additional interest that has accumulated since the date of the acquisition as a charge to current income tax expense.

Acquisition-related costs of $14.5 million that were incurred during the twelve months ended December 31, 2012, and $5.6 million that were expensed during 2011, were classified as Selling, General and Administrative expenses.
Had the acquisition occurred on January 1, 2011, unaudited pro forma consolidated results for the twelve month periods ending December 31, 2012 and 2011 would have been as follows:

	Twelve Months Ended December 31,
(in millions of dollar, except per share data)	2012	2011
Net sales	$1,895.0	$2,064.0
Income from continuing operations	60.4	116.7
Income from continuing operations per common share (diluted)	$0.53	$1.03

The pro forma amounts above are not necessarily indicative of the results that would have occurred if the acquisition had been completed on January 1, 2011. The pro forma amounts are based on the historical results of operations, and are adjusted for depreciation and amortization of finite-lived intangibles and property, plant and equipment, and other charges related to acquisition accounting. The pro forma results of operations for the twelve months ended December 31, 2011 have also been adjusted to include certain transaction and financing related costs in the first year of combined reporting. These 2011 adjustments include: amortization of the purchase accounting step-up in inventory cost of $13.3 million, transaction costs related to the Merger of $20.1 million and expenses of $88.0 million related to the Company's refinancing completed on May 1, 2012. Also included is $101.9 million for the release of the U.S. tax valuation allowance as if the Company began providing a tax benefit on U.S. losses beginning January 1, 2011.